Earnings Results Second Quarter 2021 July 22, 2021

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint your Partner • Choice • Bank | 4 • Servicing 7 of top 10 Korean-American MSAs in the U.S. through our branches and LPOs (1) (1) Based on total population projected for 2018 by S&P Global Market Intelligence.

Equity Information your Partner • Choice • Bank | 5(1) Retrospectively adjusted for 10% stock dividend payouts on February 22, 2016 and January 15, 2017 As of July 20, 2021 Ticker PCB Market Cap $238.6 million Price Per Share $16.10 52 Week Range $8.29 - $16.64 Dividend Yield (Dividend Payout Ratio) 2.98% (22.23% 3Q20-2Q21) Number of Shares 14,820,380 $0.025 $0.025 $0.025 $0.027 $0.027 $0.027 $0.027 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.050 $ 0 .0 6 0 $ 0 .0 6 0 $0.080 $0.100 $0.100 $0.100 $0.100 $0.100 $0.100 $0.120 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 67% 20% Historical Quarterly Cash Dividend Per Share (1) (1) 33% 25% Stock Repurchase Announced on April 8, 2021 to repurchase up to 5% of outstanding stocks, which represents 775,000 shares, through September 7, 2021. As of June 30, 2021, 646,334 shares of common stock were repurchased and retired. 20%

Historical Performance your Partner • Choice • Bank | 6 $1.03 $1.19 $1.34 $1.45 $1.58 $1.72 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2016 2017 2018 2019 2020 Jun-21 Held-For-Investment Loans ($bn) $1.09 $1.25 $1.44 $1.48 $1.59 $1.80 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2016 2017 2018 2019 2020 Jun-21 Deposits ($bn) $14.0 $16.4 $24.3 $24.1 $16.2 $18.4 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 2016 2017 2018 2019 2020 06/21 YTD Net Income ($mm) $1.11 $1.21 $1.65 $1.49 $1.04 $1.19 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 06/21 YTD Diluted Earnings Per Share CAGR +11.3% CAGR +9.9%

Historical Performance your Partner • Choice • Bank | 7 1.25% 1.22% 1.53% 1.40% 0.84% 1.85% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% 2016 2017 2018 2019 2020 06/21 YTD Return on Average Assets 12.47% 12.00% 14.26% 10.88% 7.08% 15.59% 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 0.1 60 0.1 80 2016 2017 2018 2019 2020 06/21 YTD Return on Average Equity 54.9% 52.0% 52.8% 52.3% 53.5% 46.4% 0.4 20 0.4 40 0.4 60 0.4 80 0.5 00 0.5 20 0.5 40 0.5 60 2016 2017 2018 2019 2020 06/21 YTD Efficiency Ratio 4.18% 4.22% 4.23% 4.11% 3.53% 3.77% 0.0 30 0.0 32 0.0 34 0.0 36 0.0 38 0.0 40 0.0 42 0.0 44 2016 2017 2018 2019 2020 06/21 YTD Net Interest Margin (1) Annualized (1) (1) (1)

COVID-19 Update your Partner • Choice • Bank | 8 As of June 30, 2021 o SBA PPP Loans • 1,746 loans with aggregated carrying value of $181.0 million • Second round PPP: 1,153 loans with aggregated contractual loan balance of $110.9 million (carrying value: $107.0 million) • Forgiveness: 1,061 loans for $65.6 million o Loan Modification Related to COVID-19 • 6 customers for aggregated loan balance of $16.2 million o Allowance for Loan Losses • Established 1.45% of total loans held-for-investment (1.62% excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $174.6 million, or 8.5% of total assets • Maintained available borrowing capacity of $601.9 million, or 29.2% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.53% and CET 1 capital ratio of 14.88%

your Partner • Choice • Bank | 9 Recent Financial Performance

PCB BANCORP

2Q21 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 06/30/21	03/31/21	06/30/20
Income Statement Summary:			
Interest Income	$ 20,051	$ 19,258	$ 18,973
Interest Expense	1,055	1,439	3,610
Net Interest Income	18,996	17,819	15,363
Noninterest Income	5,151	2,857	2,918
Noninterest Expense	11,139	9,669	9,696
Provision for Loan Losses	(934)	(1,147)	3,855
Pretax Income	13,942	12,154	4,730
Income Tax Expense	4,098	3,594	1,363
Net Income	9,844	8,560	3,367
Diluted Earnings Per Share ("EPS")	$ 0.64	$ 0.55	$ 0.22
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,719,656	$ 1,685,916	$ 1,553,589
Loans held-for-sale ("HFS")	11,255	3,569	4,102
Total Deposits	1,797,648	1,753,771	1,646,930
Total Assets	2,060,003	2,050,672	2,020,777
Shareholders' Equity	238,941	240,263	227,233
Key Metrics:			
Book Value ("BV") Per Share	$ 16.09	$ 15.53	$ 14.78
Return on Average Assets ("ROAA") (1)	1.96%	1.75%	0.69%
Return on Average Equity ("ROAE") (1)	16.49%	14.66%	5.98%
Net Interest Margin ("NIM")	3.83%	3.70%	3.22%
Efficiency Ratio	46.13%	46.76%	53.04%

- Recorded a reversal for loan losses of $934 thousand in 2Q21 primarily due to improvement in historical loss factors and qualitative adjustment factors reflecting general economic condition
- Allowance for loan losses to HFI loans ratio was 1.45% at June 30, 2021 compared with 1.51% at March 31, 2021. Excluding PPP loans, the ratio was 1.62% and 1.74% at June 30, 2021 and March 31, 2021, respectively
- Declared cash dividend of $0.10 per share in 2Q21
- SBA PPP loans totaled $181.0 million (1,746 loans), net of deferred fees and costs
- Loans with modifications related to the COVID-19 pandemic totaled $16.2 million (6 customers)

(1) Annualized.

your Partner • Choice • Bank | **10**

Commercial Property - Owner Occupied 28% Commercial Property - Non-Owner Occupied 38% Commercial and Industrial 11% SBA PPP 11% Residential Property 11% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $904 $953 $957 $956 $1,002 $1,023 $1,062 $1,136 $227 $240 $244 $218 $206 $205 $193 $184$236 $235 $227 $224 $213 $198 $191 $197$23 $23 $23 $22 $22 $22 $21 $22$134 $136 $136 $219 $181 $1,390 $1,451 $1,451 $1,554 $1,579 $1,584 $1,686 $1,720 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) June 30, 2021 YoY +10.7% $565 $580 $587 $590 $619 $629 $636 $679 242% 244% 249% 247% 257% 256% 251% 269% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 350 .0 400 .0 450 .0 500 .0 550 .0 600 .0 650 .0 700 .0 750 .0 800 .0 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate: 4.71%) 26% Variable (WA Rate: 3.99%) 49% Hybrid (WA Rate: 4.52%) 25% Interest Rate Mix(2) $25 $50 $29 $21 $52 $32 $49 $17 $20 $33 $19 $19 $22 $24 $23 $85 $65 $87 $57 $25 $53 $45 $51 $105 5.92% 5.20% 5.20% 4.15% 4.14% 3.94% 4.02% 3.90% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. June 30, 2021($ in millions) 17% 20% 22% 24% 25% 25% 27% 26% 23% 23% 23% 23% 23% 23% 22% 25% 60% 57% 55% 53% 52% 52% 51% 49% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Interest Rate Mix Trend (2) Fixed Hybrid Variable

SBA PPP Loans your Partner • Choice • Bank | 13 Unpaid Principal Balance (“UPB”) Remaining ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Deferred Fee Funded in 2020 $50K or Under 349 $ 6,140 $ 5,510 $ 630 $ (1) Between $50K and $150K 91 7,803 7,665 214 76 Between $150K and $350K 101 22,170 22,155 259 244 Between $350K and $2MM 51 34,720 34,478 486 246 $2MM or More 1 3,180 3,187 0 7 Total 593 $ 74,013 $ 72,995 $ 1,589 $ 572 Summary of SBA PPP loans as of June 30, 2021: Summary of relationships of SBA PPP loan customers as of June 30, 2021: SBA PPP Loans Demand Deposit Accounts (“DDAs”) ($ in thousands) # of Loans UPB Jun-21 Mar-20 Change Existing relationships 1,441 $ 165,440 $ 238,844 $ 121,072 $ 117,772 New customers with new DDA relationships 132 13,312 8,040 0 8,040 No other relationships 173 6,747 0 0 0 Total 1,746 $ 185,499 $ 246,884 $ 121,072 $ 125,812 Funded in 2021 $50K or Under 701 $ 14,005 $ 0 $ 15,020 $ 1.016 Between $50K and $150K 279 24,502 0 25,385 883 Between $150K and $350K 101 22,140 0 23,024 884 Between $350K and $2MM 72 46,359 0 47,486 1.126 $2MM or More 0 0 0 0 0 Total 1,153 $ 107,006 $ 0 $ 110,915 $ 3,909

Loan Modification your Partner • Choice • Bank | 14 Currently Modified Previously ModifiedCarrying Value Weighted-Average ($ in thousands) Payment Deferment (1) Interest Only Payment Total Interest Rate Loan-to- Value (1) Accrued Interest Receivable Carrying Value Accrued Interest Receivable Commercial property $ 0 $ 11,831 $ 11,831 3.59% 45.6% $ 74 $ 340,378 $ 1,609 SBA property 0 0 0 4,213 25 Commercial term 0 4,042 4,042 3.77% 84 39,665 95 SBA commercial term 0 0 0 1,868 4 Residential property 328 0 328 4.75% 54.7% 8 33,293 708 Other consumer 0 0 0 967 3 Total $ 328 $ 15,873 $ 16,201 3.82% $ 166 $ 420,384 $ 2,444 0 Summary of loans with modifications related to the COVID-19 pandemic: Summary of modification expiration: (1) Collateral value at origination (2) Payment deferment of both principal and interest As of June 30, 2021 During the Month of ($ in thousands) Jul-21 Aug-21 Sep-21 Total Commercial property $ 8,985 $ 2,846 $ 0 $ 11,831 Commercial term 3,625 417 0 4,042 Residential property 0 328 0 328 Total $ 12,610 $ 3,591 $ 0 $ 16,201

Loan Modification your Partner • Choice • Bank | 15 Migration of loans with modifications related to the COVID-19 pandemic: From December 31, 2020 to June 30, 2021 ($ in thousands) Dec-20 Early Termination Expired Re- Modification New Modification Modification Type Change Amortization Jun-21 Commercial property Payment deferment (1) $ 9,688 $ 0 (8,983) 8,983 $ 0 (8,983) (705) $ 0 Interest only payment 14,444 0 (13,129) 2,846 0 8,983 (1,313) 11,831 SBA property 4,192 (2,576) (1,627) 0 0 0 11 0 Commercial term Payment deferment (1) 2,462 0 (2,461) 2,461 0 (2,461) (1) 0 Interest only payment 3,065 0 (1,827) 417 0 2,461 (74) 4,042 SBA commercial term 1,841 (1,338) (513) 0 0 0 10 0 Residential property 425 0 (772) 328 349 0 (2) 328 Total $ 36,117 $ (3,914) $ (29,312) $ 15,035 $ 349 $ 0 $ (2,074) $ 16,201 HFI loans $ 1,583,578 $ 1,719,656 SBA PPP loans 135,654 181,019 HFI loans, excluding SBA PPP loans $ 1,447,826 $ 1,538,637 Total modified loans to HFI loans, excluding SBA PPP loans 2.5% 1.1% (1) Payment deferment of both principal and interest

Credit Quality your Partner • Choice • Bank | 16 $1.8 $2.8 $4.5 $4.8 $4.0 $4.6 $3.8 $1.4 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Non-Performing Assets (“NPAs”) 0.11% 0.16% 0.25% 0.24% 0.20% 0.24% 0.19% 0.07% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 NPAs to Total Assets 0.94% 0.99% 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Allowance (1) to HFI Loans 1.83% (2) 710% 509% 408% 453% 683% 838% 1746% 1721% 0% 200% 400% 600% 800% 100 0% 120 0% 140 0% 160 0% 180 0% 200 0% Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) Excluding SBA PPP loans ($ in millions) 1.43% (2) 1.70% (2) 1.74% (2) 1.62% (2)

Loan Concentration your Partner • Choice • Bank | 17 Real Estate Loans – Commercial By Property Type as of June 30, 2021 Total Loans With Modification Related to COVID-19 ($ in thousands) Carrying Value % to Total LTV(1) Carrying Value % to Total % to Property Type Total LTV(1) Industrial $ 226,702 19.9% 50.7% $ 0 Retail (More Than 50%) 188,279 16.6% 49.2% 0 Mixed Use 130,084 11.5% 45.2% 0 Gas Station 76,531 6.7% 55.1% 0 Office 80,741 7.1% 54.0% 2,846 24.1% 3.5% 56.4% Motel / Hotel 78,572 6.9% 50.1% 8,985 75.9% 11.4% 42.2% Apartments 63,045 5.6% 46.2% 0 Medical 56,902 5.0% 52.9% 0 Car Wash 32,235 2.8% 51.7% 0 Golf Course 27,865 2.5% 49.3% 0 Auto (Sales, Repair, & etc.) 44,896 4.0% 58.8% 0 Church 17,494 1.5% 49.3% 0 Spa, Sauna, & other self-care 26,527 2.3% 56.1% 0 Condominium – Commercial 14,476 1.3% 47.5% 0 Construction 13,475 1.2% 61.3% 0 Supermarket 9,946 0.9% 63.2% 0 Others 47,874 4.2% 46.8% 0 Total $ 1,135,644 100.0% 50.6% $ 11,831 100.0% 1.0% 45.6% Real Estate Loans – Residential as of June 30, 2021 (1) Collateral value at origination Total Loans With Modification Related to COVID-19 ($ in thousands) Carrying Value LTV(1) FICO Carrying Value % to Total LTV(1) FICO Residential Property $ 196,983 56.7% 756 $ 328 0.2% 54.7% 770

Loan Concentration your Partner • Choice • Bank | 18 Commercial and Industrial Loans – By Industry Type as of June 30, 2021 Total, Excluding SBA PPP Loans Loans with Modification Related to COVID-19 SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total % to Industry Type Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 56,920 30.9% $ 0 $ 41,763 23.1% Retail Trade 31,857 17.3% 0 14,628 8.1% Food Services 25,568 13.9% 0 64,088 35.5% Real Estate Related 16,503 8.9% 0 9,282 5.1% Professional, Scientific, & Technical Services 13,970 7.6% 0 8,627 4.8% Other Services 8,875 4.8% 3,625 89.7% 40.8% 13,802 7.6% Health Care & Social Assistance 8,157 4.4% 0 4,915 2.7% Transportation & Warehousing 7,205 3.9% 0 6,193 3.4% Entertainment & Recreation 5,955 3.2% 0 2,555 1.4% Finance & Insurance 4,412 2.4% 0 3,151 1.7% All Other 4,981 2.7% 417 10.3% 8.4% 12,015 6.6% Total $ 184,403 100.0% $ 4,042 100.0% 2.5% $ 181,019 100.0%

Loan Concentration your Partner • Choice • Bank | 19 Geographic Concentration as of June 30, 2021 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 937,891 82.7% $ 193,283 98.1% $ 154,811 83.9% $ 141,976 78.5% New Jersey 37,543 3.3% 3,700 1.9% 14,015 7.6% 7,429 4.1% Texas 42,400 3.7% 0 2,678 1.5% 3,466 1.9% Washington 32,219 2.8% 0 535 0.3% 870 0.5% New York 41,368 3.6% 0 4,483 2.4% 10,033 5.5% Nevada 15,176 1.3% 0 868 0.5% 4,497 2.5% Georgia 2,022 0.2% 0 1,118 0.6% 4,409 2.4% Virginia 3,325 0.3% 0 130 0.1% 1,034 0.6% Colorado 4,710 0.4% 0 615 0.3% 134 0.1% Illinois 3,850 0.3% 0 1,346 0.7% 1,566 0.9% Maryland 1,753 0.2% 0 1,237 0.7% 933 0.5% Oregon 2,402 0.2% 0 122 0.1% 583 0.3% Pennsylvania 2,774 0.2% 0 18 0.0% 57 0.0% Other States 8,211 0.8% 0 2,427 1.3% 4,032 2.2% Total $ 1,135,644 100.0% $ 196,983 100.0% $ 184,403 100.0% $ 181,019 100.0%

Credit Quality vs. Peers (1) your Partner • Choice • Bank | 20 1.17% 1.12% 0.81% 0.79% 0.70% 0.28% 0.17% 0.10% 0.08% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% Hanmi Hope Shinhan America Woori America Peer Group $1 to $3BN US Metro CBB Open PCB NPAs / (Total Loans + OREO) (2) 2.31% 2.31% 0.69% 0.47% 0.47% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% Hanmi Hope CBB Open PCB Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance June 30, 2021 Peer Data as of March 31, 2021 June 30, 2021 Peer Data as of March 31, 2021

Deposit Overview your Partner • Choice • Bank | 21 $1,124 $1,103 $1,097 $1,126 $1,305 $1,298 $1,246 $1,422 $1,459 78% 77% 74% 76% 79% 79% 78% 81% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 500 700 900 1,10 0 1,30 0 1,50 0 1,70 0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 44% Retail Other Interest- Bearing 22% Retail Time Deposits 25% State and Brokered Deposits 9% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $353 $360 $394 $551 $576 $538 $716 $796 $332 $332 $364 $369 $378 $384 $412 $392$624 $605 $539 $518 $479 $468 $443 $445 $5 $37 $32 $25 $18 $0 $123 $182 $175 $172 $182 $180 $165 $165 $1,432 $1,479 $1,477 $1,647 $1,647 $1,595 $1,754 $1,798 - 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +9.2% ($ in millions) ($ in millions) June 30, 2021

Maturity Schedule your Partner • Choice • Bank | 22 Time Deposits as of June 30, 2021 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Month $ 115,385 0.60% $ 100,000 0.06% $ 215,385 0.35% 3 to 6 Month 98,322 0.49% 15,000 0.05% 113,322 0.44% 6 to 9 Month 136,704 0.51% 50,000 0.05% 186,704 0.38% 9 to 12 Month 83,575 0.43% 0 83,575 0.43% More than 12 Month 10,946 1.88% 0 10,946 1.88% Total $ 444,932 0.55% $ 165,000 0.06% $ 609,932 0.42% FHLB Advances as of June 30, 2021 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Month $ 0 3 to 6 Month 0 6 to 9 Month 0 9 to 12 Month 10,000 2.07% More than 12 Month 0 Total $ 10,000 2.07%

Profitability your Partner • Choice • Bank | 23 $6.8 $4.2 $3.6 $3.4 $3.4 $5.8 $8.6 $9.8 $9.6 $10.0 $8.0 $8.6 $9.2 $10.4 $11.0 $13.0 (1 .0) 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Net Income PTPP 1.55% 0.96% 0.81% 0.69% 0.69% 1.19% 1.75% 1.96% 2.18% 2.32% 1.82% 1.76% 1.85% 2.13% 2.25% 2.58% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 ROAA Adjusted ROAA $0.42 $0.26 $0.23 $0.22 $0.22 $0.38 $0.55 $0.64 $0.59 $0.63 $0.51 $0.56 $0.60 $0.67 $0.71 $0.85 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Diluted EPS Adjusted Diluted EPS 12.02% 7.25% 6.35% 5.98% 5.98% 9.92% 14.66% 16.49% 16.93% 17.44% 14.28% 15.25% 16.02% 17.79% 18.85% 21.79% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 24 $22.2 $27.1 $11.7 $27.1 $8.6 $42.4 $10.9 $34.1 9.3% 7.6% 9.0% 7.5% 10.7% 10.5% 12.0% 12.2% 6.8% 5.3% 6.0% 5.3% 8.0% 7.5% 10.9% 11.6% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.00 5.0 0 15. 00 25. 00 35. 00 45. 00 55. 00 65. 00 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $30.6 $37.9 $30.0 $10.7 $40.1 $25.3 $19.2 $53.0 0.0 0 10. 00 20. 00 30. 00 40. 00 50. 00 60. 00 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 SBA 7(a) Loan Production (1) $1.3 $1.4 $1.3 $1.4 $1.5 $1.0 $1.5 $1.2 $1.5 $1.4 $0.7 $1.5 $0.8 $3.5 $1.3 $4.0 55% 62% 36% 51% 36% 77% 46% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest Income Trend Gain on Sale of AFS Securities All Other Income Gain % to Total (1) Total commitment basis ($ in millions) $0.8 Gain on Sale of Loans

Noninterest Expense your Partner • Choice • Bank | 25 $6.9 $6.0 $6.6 $5.8 $6.4 $7.4 $6.2 $7.1 $3.9 $4.3 $4.0 $3.9 $3.5 $4.2 $3.5 $4.0 2.48% 2.40% 2.39% 1.98% 1.99% 2.38% 1.95% 2.21% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 53.0% 50.7% 56.8% 53.0% 51.7% 52.7% 46.8% 46.1% 61.9% 62.1% 64.1% 61.2% 60.4% 60.4% 58.5% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Efficiency Ratio (2) PCB Peer Average 249 255 259 251 252 246 246 248 235 240 245 250 255 260 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 26 6.22% 5.85% 5.64% 4.73% 4.81% 4.73% 4.63% 4.63% 4.11% 3.96% 3.85% 3.22% 3.43% 3.64% 3.70% 3.83% 2.13% 1.99% 1.77% 1.17% 0.92% 0.73% 0.52% 0.40% 1.64% 1.53% 1.34% 0.85% 0.63% 0.49% 0.34% 0.24% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 27 11.53% 14.88% 14.88% 16.13% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $14.30 $14.44 $14.58 $14.78 $14.91 $15.19 $15.53 $16.09 13.0 0 13.5 0 14.0 0 14.5 0 15.0 0 15.5 0 16.0 0 16.5 0 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 BV Per Share June 30, 2021 13.22% 12.99% 12.45% 11.24% 11.35% 12.16% 11.72% 11.60% 10.0 0% 10.5 0% 11.0 0% 11.5 0% 12.0 0% 12.5 0% 13.0 0% 13.5 0% Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 28 Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 Total Deposits $ 1,432,262 $ 1,479,307 $ 1,477,442 $ 1,646,930 $ 1,647,107 $ 1,594,851 $ 1,753,772 $ 1,797,648 Less: Time Deposits Greater Than $250K (296,785) (289,726) (266,970) (260,180) (257,208) (268,683) (266,845) (273,401) Less: Brokered Deposits (32,503) (92,393) (84,506) (82,010) (92,001) (80,002) (65,004) (65,004) Core Deposits $ 1,102,974 $ 1,097,188 $ 1,125,966 $ 1,304,740 $ 1,297,898 $ 1,246,166 $ 1,421,923 $ 1,459,243 Core Deposits to Total Deposits 77.0% 74.2% 76.2% 79.2% 78.8% 78.1% 81.1% 81.2%

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21
Net Income	(a)	$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844
Add: Provision (rever for Loan Losses		(102)	4,030	2,896	3,855	4,326	2,142	(1,147)	(934)
Add: Income Tax Provision		2,871	1,811	1,557	1,363	1,464	2,452	3,594	4,098
PTPP Income (Non-GAAP)	(b)	$ 9,554	$ 9,999	$ 8,025	$ 8,585	$ 9,239	$ 10,381	$ 11,007	$ 13,008
Average Total Assets	(c)	$ 1,734,957	$ 1,710,370	$ 1,770,785	$ 1,956,464	$ 1,991,614	$ 1,939,326	$ 1,987,217	$ 2,018,789
ROAA [(1)]	(a)/(c)	1.55%	0.96%	0.81%	0.69%	0.69%	1.19%	1.75%	1.96%
Adjusted ROAA (Non-GAAP)[(1)]	(b)/(c)	2.18%	2.32%	1.82%	1.76%	1.85%	2.13%	2.25%	2.58%
Average Total Shareholders' Equity	(d)	$ 223,932	$ 227,472	$ 226,086	$ 226,454	$ 229,463	$ 232,156	$ 236,790	$ 239,448
ROAE [(1)]	(a)/(d)	12.02%	7.25%	6.35%	5.98%	5.98%	9.92%	14.66%	16.49%
Adjusted ROAE (Non-GAAP)[(1)]	(b)/(d)	16.93%	17.44%	14.28%	15.25%	16.02%	17.79%	18.85%	21.79%
Net Income		$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844
Less: Income Allocated to Participating Securities		(8)	(10)	(9)	(8)	(8)	(11)	(33)	(41)
Net Income Allocated to Common Stock	(e)	6,777	4,148	3,563	3,359	3,441	5,776	8,527	9,803
Add: Provision for Loan Losses		(102)	4,030	2,896	3,855	4,326	2,142	(1,147)	(934)
Add: Income Tax Provision		2,871	1,811	1,557	1,363	1,464	2,452	3,594	4,098
PTPP Income Allocated to Common Stock	(f)	$ 9,546	$ 9,989	$ 8,016	$ 8,577	$ 9,231	$ 10,370	$ 10,974	$ 12,967
WA common shares outstanding, diluted	(g)	16,099,598	15,948,793	15,700,144	15,373,655	15,377,531	15,392,355	15,533,608	15,309,873
Diluted EPS	(e)/(g)	$ 0.42	$ 0.26	$ 0.23	$ 0.22	$ 0.22	$ 0.38	$ 0.55	$ 0.64
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.59	$ 0.63	$ 0.51	$ 0.56	$ 0.60	$ 0.67	$ 0.71	$ 0.85

(1) Annualized.

your Partner • Choice • Bank | 30